PAB Bankshares, Inc.

1999 STOCK OPTION PLAN
As Amended and Restated
On February 28, 2006

ARTICLE I

Purpose, Scope and Administration of the Plan

1.1    Purpose. The purpose of this Stock Option Plan is to maximize the long-term success of PAB Bankshares, Inc. (the "Company"), and its affiliates, to ensure a balanced emphasis on both current and long-term performance and to enhance participants' identification with shareholder interests by providing financial incentives to selected members of its and its affiliates' boards of directors, employees and consultants who are in positions to make significant contributions toward that success. It is intended that the Company will, through the grant of options to purchase its common stock, attract and retain (and allow its affiliates to attract and retain) highly qualified and competent employees and directors and motivate such employees and directors to exert their best efforts on behalf of the Company and its affiliates.

1.2    Definitions. Unless the context clearly indicates otherwise, for purposes of this Plan:

 (a)    "Board of Directors" means the Board of Directors of PAB Bankshares, Inc.

 (b)    "Code" means the Internal Revenue Code of 1986, as amended.

 (c)    "Committee" means the Stock Option Committee of the Board of Directors, which shall be composed of two or more members appointed from time to time by the Board of Directors from among its members. If the Board of Directors does not appoint a Stock Option Committee, all references in this Plan to the "Committee" shall be deemed to be references to the Board of Directors where the context so permits or requires.

 (d)    "Common Stock" means the common stock of the Company, no par value per share, or such other class of shares or other securities to which the provisions of the Plan may be applicable by reason of the operation of Section 3.1 hereof.

 (e)    "Company" means PAB Bankshares, Inc. and, where appropriate, any affiliates of the Company, including affiliates of the Company which become such after adoption of this Plan; provided, however, that for purposes of granting Incentive Stock Options, the term "Company" shall include only PAB Bankshares, Inc. and its subsidiaries that are corporations in which PAB Bankshares, Inc. directly or indirectly owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in such corporation as provided in Code Section 424(f).

 (f)    "Fair Market Value" of a share of Common Stock on a specified date means:

 (i)    if the Common Stock is then traded on a national securities exchange, the closing price on such date of a share of the Common Stock as traded on the largest securities exchange on which it is then traded; or

 (ii)   if the Common Stock is not then traded on a national securities exchange, the mean between the closing composite inter-dealer "bid" and "ask" prices for Common Stock, as quoted on the NASDAQ National Market System (A) on such date, or (B) if no "bid" and "ask" prices are quoted on such date, then on the next preceding date on which such prices were quoted; or

 (iii)          if the Common Stock is not then traded on a national securities exchange or quoted on the NASDAQ National Market System, the value determined in good faith by the Committee.

 (g)    "Grant Date," as used with respect to a particular Option, means the date as of which the Option is granted by the Committee pursuant to the Plan.

 (h)    "Grantee" means the person to whom an Option is granted by the Committee pursuant to the Plan.

 (i)     "Incentive Stock Option" means an Option, or any portion thereof, granted to an employee of the Company which qualifies as an Incentive Stock Option as described in Section 422 of the Code, unless the Committee expressly designates the Option, or such portion thereof, as a Nonqualified Stock Option.

 (j)     "Nonqualified Stock Option" means any Option granted under this Plan, other than an Incentive Stock Option.

 (k)    "Option" means an option granted by the Committee pursuant to Article II to purchase shares of Common Stock, which shall be designated at the time of grant as either an Incentive Stock Option or a Nonqualified Stock Option, as provided in Section 2.1 hereof.

 (l)     "Option Notice" means the notice provided by the Company to a Grantee under which the Grantee is granted an Option pursuant to the Plan.

 (m)   "Option Period" means, with respect to any Option granted hereunder, the period beginning on the Grant Date and ending at such time not later than the tenth anniversary of the Grant Date as the Committee in its sole discretion shall determine and during which the Option may be exercised.

 (n)    "Plan" means this PAB Bankshares, Inc. 1999 Stock Option Plan, as amended and restated as set forth herein, and as may be subsequently amended from time to time.

1.3    Aggregate Limitation.

 (a)    The maximum number of shares of Common Stock with respect to which Options may be granted shall not exceed a total of 1,400,000 shares in the aggregate, subject to possible adjustment in accordance with Section 3.1. The maximum number of shares of Common Stock with respect to which Options may be granted as an Incentive Stock Option is 1,400,000.

 (b)    Any shares of Common Stock to be delivered by the Company upon the exercise of Options shall, at the discretion of the Board of Directors, be issued from the Company's authorized but unissued shares of Common Stock or transferred from any available Common Stock held in treasury.

 (c)    The Committee may grant new Options hereunder with respect to any shares for which an Option expires or otherwise terminates prior to being exercised.

1.4    Administration of the Plan.

 (a)    The Plan shall be administered by the Committee, which shall have the authority:

 (i)     To determine the directors, employees, consultants and advisers of the Company to whom, and the times at which, Options shall be granted (provided that any grants made to participants who are "reporting persons" as defined in Section 16 of the Securities Exchange Act of 1934, shall, in the event the Committee fails to satisfy the requirements of Rule 16b-3, either be made by the full Board of Directors or by a sub-committee of the Committee, which satisfies such requirements), and the number of shares of Common Stock to be subject to each such Option, taking into consideration the nature of the services rendered by the particular Grantee, the Grantee's potential contribution to the long-term success of the Company and such other factors as the Committee in its discretion may deem relevant;

 (ii)    To interpret and construe the provisions of the Plan and to establish rules and regulations relating to it;

 (iii)   To prescribe the terms and conditions of the Option Notices for the grant of Options (which need not be identical for all Grantees) in accordance and consistent with the requirements of the Plan; and

 (iv)   To make all other determinations necessary or advisable to administer the Plan in a proper and effective manner.

 (b)    All decisions and determinations of the Committee in the administration of the Plan and on other matters concerning the Plan or any Option shall be final, conclusive and binding on all persons, including (but not by way of limitation) the Company, the shareholders and directors of the Company, and any persons having any interest in any Options. The Committee shall be entitled to rely in reaching its decisions on the advice of counsel (who may be counsel to the Company).

1.5    Eligibility for Awards. The Committee shall in accordance with Article II designate from time to time the directors, employees, consultants and advisers of the Company who are to be granted Options. In no event may a person who is not an employee of the Company be granted an Incentive Stock Option under the Plan.

1.6    Effective Date and Duration of Plan. The Plan or any amendment shall become effective on the date of its adoption by the Board of Directors; provided, that any grant of Options under the Plan prior to the approval of the Plan or any amendment by the shareholders of the Company is subject to such shareholder approval within 12 months of adoption of the Plan or any amendment thereof by the Board of Directors. Unless previously terminated by the Board of Directors, the Plan (but not any Options then outstanding) shall terminate on either (i) the tenth anniversary of its adoption by the Board of Directors; or, (ii) if amended after its adoption to increase the maximum number of shares of Common Stock to which Options may be granted, on the tenth anniversary of such amendment by the Board of Directors.”

ARTICLE II

Stock Options

2.1    Grant of Options.

 (a)    The Committee may from time to time, subject to the provisions of the Plan, grant Options to directors, employees, consultants and advisers of the Company under appropriate Option Notices to purchase shares of Common Stock up to the aggregate number of shares of Common Stock set forth in Section 1.3(a).

 (b)    The Committee may designate as an Incentive Stock Option any Option (or portion thereof) granted to an employee of the Company which satisfies the requirements of Sections 2.2 and 2.3 hereof. Any portion of an Option that is not designated as an Incentive Stock Option (or otherwise does not qualify as an Incentive Stock Option) shall be a Nonqualified Stock Option. A Nonqualified Stock Option must satisfy the requirements of Section 2.2 hereof, but shall not be subject to the requirements of Section 2.3.

2.2    Option Requirements.

 (a)    An Option shall be evidenced by an Option Notice specifying the number and class of shares of Common Stock that may be purchased upon its exercise and containing such other terms and conditions consistent with the Plan as the Committee may determine to be applicable to that Option.

 (b)   No Option shall be granted under the Plan on or after the tenth anniversary of the date upon which the Plan was adopted by the Board of Directors; provided, however, if the Plan is amended after its adoption to increase the maximum number of shares of Common Stock to which Options may be granted, no Option shall be granted under the Plan on or after the tenth anniversary of the date of such amendment by the Board of Directors.”

 (c)   An Option shall expire by its terms at the expiration of the Option Period and shall not be exercisable thereafter.

 (d)   (1)    If the employment of an employee terminates for any reason other than death or disability, any Options granted to the employee under this Plan which have not been exercised shall automatically terminate on the effective date of the employee's termination of employment; however, the Committee reserves the right to grant, in writing, to an employee the right to exercise any options granted under this Plan for a period not to exceed the earlier of ninety days from the date of such termination or the expiration date of the Options prescribed in the Option Notice, to the extent of the number of shares which were purchasable thereunder at the date of such termination. The transfer of an employee from the Company to any subsidiary or vice versa, or from one subsidiary to another subsidiary, shall not be deemed a termination of employment for purposes of the Plan.

 (2)    In the event of the death of a Grantee, any Option held by the Grantee at the time of his or her death shall become fully exercisable, shall be transferred as provided in his or her will or as determined by the laws of descent and distribution, and may be exercised, in whole or in part, by the estate of the Grantee, or any person that acquired the Option by such bequest or inheritance from the Grantee, at any time or from time to time on or before the earlier of one year after the date of death or the expiration of the Option Period, as prescribed in the Option Notice. In the event that a Grantee becomes permanently and totally disabled (as determined by the Committee in its sole discretion), any Option held by him or her on the date of disability (such date to be determined by the Committee in its sole discretion) shall become fully exercisable and may be exercised in whole or in part, by the Grantee or his or her duly appointed guardian or conservator at any time or from time to time, on or before the earlier of one year after the date of disability or the expiration of the Option Period, as prescribed in the Option Notice.

 (3)    For purposes of this Section 2.2(d), any member of the Board of Directors who has been issued Options under the Plan shall be treated as an employee and his or her resignation or removal from the Board of Directors shall be treated as a termination of employment.

 (e)   The Committee may provide in the Option Notice for vesting periods which require the passage of time and/or the occurrence of events in order for the Option to become exercisable.

 (f)     The option price per share of Common Stock of an Incentive Stock Option shall not be less than the Fair Market Value of a share of Common Stock on the Grant Date. The option price per share of Common Stock of a Nonqualified Stock Option shall be such price as shall be determined by the Committee at the time any such Nonqualified Option is granted, and may be greater than, equal to, or less than the Fair Market Value of a share of Common Stock at the time such Nonqualified Option is granted.

 (g)    An Option shall not be transferable other than by will or the laws of descent and distribution, except that any vested portion of Nonqualified Stock Options may be transferred if the transfer is approved in advance in writing by the Committee or Board of Directors in their sole discretion. Unless transferred with approval as provided in the preceding sentence, during the Grantee's lifetime an Option shall be exercisable only by the Grantee or, if the Grantee is disabled and the Option remains exercisable, by his or her duly appointed guardian or other legal representative. Upon the Grantee's death, but only to the extent that the Option is otherwise exercisable hereunder, an Option may be exercised by the Grantee's legal representative or by a person who receives the right to exercise the Option under the Grantee's will or by the applicable laws of descent and distribution.

 (h)    Upon demand by the Committee for such a representation, the Grantee (or any person acting on the Grantee's behalf) shall deliver to the Committee at the time of any exercise of an Option a written representation that the Common Stock to be acquired upon such exercise is to be acquired for investment and not for resale or with a view to the distribution thereof or such other representation as may be required by the Committee. Upon such demand, delivery of such representation prior to the delivery of any Common Stock issued upon exercise of an Option and prior to the expiration of the Option Period shall be a condition precedent to the right of the Grantee or such other person to purchase any shares of Common Stock.

 (i)     A person electing to exercise an Option shall give written notice of election to the Company in such form as the Committee may require, accompanied by payment of the full purchase price of the shares of Common Stock for which the election is made. Payment of the purchase price shall be made in cash or in such other form as the Committee may deem acceptable.

2.3    Incentive Stock Option Requirements.

 (a)    An Option granted to an employee of the Company and designated by the Committee as an Incentive Stock Option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code and shall satisfy, in addition to the conditions of Section 2.2 above, the conditions set forth in this Section 2.3.

 (b)    An Incentive Stock Option shall not be granted to an individual who on the Grant Date owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, unless the option price per share of Common Stock will not be less than 110% of the Fair Market Value thereof on the Grant Date and the Option Period does not extend beyond five years from the Grant Date.

 (c)    The aggregate Fair Market Value, determined on the Grant Date, of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year (under the Plan or any other plan of the Company or any parent or subsidiary thereof) shall not exceed $100,000.

 (d)    If shares of Common Stock acquired pursuant to an Incentive Stock Option are sold or otherwise disposed of by the Grantee within two (2) years of the Grant Date of the Option or within one (1) year after the transfer of such Common Stock to him or her, the Grantee shall immediately notify the Company of such disposition. The disposition by a Grantee of Stock within either such period will disqualify the favorable income tax benefit the Grantee had upon the exercise of the Option to purchase such shares. If such a disposition occurs, the Grantee will recognize in the year of exercise of the Option to purchase Common Stock, ordinary income per share in an amount equal to the fair market value of each of the shares as of the exercise date in excess of the fair market value determined on the Grant Date.

ARTICLE III

General Provisions

3.1    Adjustment Provisions.

 (a)    In the event of:

 (i)     payment of a stock dividend in respect of Common Stock; or

 (ii)    any recapitalization, reclassification, split-up or consolidation of or other change in the Common Stock; or

 (iii)   any exchange of the outstanding shares of Common Stock in connection with a merger, consolidation or other reorganization of or involving the Company or a sale by the Company of all or a portion of its assets, for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other corporation;

then the Committee shall, in such manner as it may determine in its sole discretion, appropriately adjust the number and class of shares or other securities which shall be subject to Options and the purchase price per share which must be paid thereafter upon exercise of any Option. Any such adjustments made by the Committee shall be final, conclusive and binding upon all persons, including (but not by way of limitation) the Company, the shareholders and directors of the Company, and any persons having any interest in any Options which may be granted under the Plan.

 (b)    Except as provided above in subparagraph (a) of this paragraph 3.1, issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect the Options.

3.2    Additional Conditions. Any shares of Common Stock issued or transferred under any provision of the Plan may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee or the Company may impose, and may require as a condition to exercise of the Option that the Grantee (or any person acting on the Grantee's behalf) enter into any agreement or execute any acknowledgment that the Committee shall deem necessary to ensure that the shares of Common Stock acquired pursuant to the Option will be subject to any shareholders agreement as may be in effect at the time such Option is exercised.

3.3    No Rights as Shareholder or to Employment. No Grantee or any other person authorized to purchase Common Stock upon exercise of an Option shall have any interest in or shareholder rights with respect to any shares of Common Stock which are subject to any Option until certificates evidencing the shares have been issued and delivered to the Grantee or any such person upon the exercise of the Option. Furthermore, an Option shall not confer upon any Grantee any rights to employment or any other relationship with the Company, including without limitation any right to continue in the employ of the Company, nor affect the right of the Company to terminate the employment or other relationship of the Grantee with the Company at any time with or without cause.

3.4    Legal Restrictions. If in the opinion of legal counsel for the Company the issuance or sale of any shares of Common Stock pursuant to the exercise of an Option would not be lawful for any reason, including (but not by way of limitation) the inability or failure of the Company to obtain from any governmental authority or regulatory body the authority deemed necessary by such counsel for such issuance or sale, the Company shall not be obligated to issue or sell any Common Stock pursuant to the exercise of an Option to a Grantee or any other authorized person unless the Company receives evidence satisfactory to its legal counsel that the issuance and sale of the shares would not constitute a violation of any applicable securities laws. The Company shall in no event be obligated to take any action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares to any Grantee or other authorized person.

3.5    Rights Unaffected. The existence of the Options shall not affect: the right or power of the Company and its shareholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; any issuance of bonds, debentures, preferred or prior preference stocks affecting the Common Stock or the rights thereof; the dissolution or liquidation of the Company, or sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

3.6    Withholding Taxes. As a condition to exercise of an Option, the Company may in its sole discretion withhold or require the Grantee to pay or reimburse the Company for any taxes which the Company determines are required to be withheld in connection with the grant or any exercise of an Option.

3.7    Choice of Law. The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Georgia. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Georgia, without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought or maintained.

3.8    Amendment, Suspension and Termination of Plan. The Plan may from time to time be terminated, suspended or amended by the Board of Directors in such respects as it may deem advisable, including any such amendment effected (i) so that the Incentive Stock Options granted hereunder shall be "incentive stock options" as such term is defined in Section 422 of the Code, or (ii) to conform to any change in any law or regulation governing the Plan, or the Options granted hereunder; provided, however, that no such amendment shall change the following unless approved by the shareholders of the Company within twelve months following the date such amendment is adopted:

 (A)   The maximum aggregate number of shares for which Options may be granted under the Plan, except as required under any adjustment pursuant to Section 3.1 hereof; or

 (B)    The requirements as to eligibility for participation in the Plan in any material respect.

 (C)    Extend the term of the Plan.

3.9    Headings. The headings in this Plan are for convenience only and are not to be used in interpreting the meaning or effect of any provisions hereof.

AS ADOPTED BY THE BOARD OF DIRECTORS OF PAB BANKSHARES, INC. ON MARCH 15, 1999, AND SUBSEQUENTLY AMENDED AND RESTATED ON FEBRUARY 28, 2006.

PAB BANKSHARES, INC.

By:	/s/ Denise McKenzie

Secretary